SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2006

Zynex Medical Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	33-26787-D	90-0275169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8100 South Park Way, Suite A-9, Littleton, CO 80120
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number: (303) 703-4906

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 21, 2006, Zynex Medical Holdings, Inc. (the “Company”) issued a press release regarding its third quarter net revenue. On November 27, 2006, the Company issued a corrected press release to replace the press release filed on November 21, 2006. The corrected, replacement press release is attached as an exhibit to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

    Exhibit        Description

     99.1           Press Release of Zynex Medical Holdings, Inc. dated November 27, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on as its behalf by the undersigned hereunto duly authorized.

Zynex Medical Holdings, Inc. (Registrant)

Date: November 28, 2006	By:	/s/ Thomas Sandgaard
Thomas Sandgaard
President and Chief Executive Officer

EXHIBIT INDEX

    Exhibit        Description

     99.1           Press Release of Zynex Medical Holdings, Inc. dated November 27, 2006